HUNTINGTON ALLSTAR SELECT

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated January 20, 2015

to the

Prospectus dated May 1, 2007

Effective close of business on February 13, 2015, the Huntington VA International Equity Fund subaccount (the “Subaccount”) will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after February 13, 2015. Effective on or about close of business on March 6, 2015, the Subaccount will be liquidated (the “liquidation date”).

If you have any amount in the Subaccount on February 13, 2015 you may do the following (subject to the terms and conditions contained in the prospectus) until the liquidation date:

•	transfer amounts out of the Subaccount into other subaccounts;
•	withdraw amounts from the Subaccount; and
•	maintain your current investment in the Subaccount.

Please Note: Any subsequent premium payments or transfers (for example, dollar cost averaging or asset rebalancing) into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment choices, we will require new instructions. If we do not receive new instructions, under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested.

See the prospectus for more information concerning the addition, deletion or substitution of investments.